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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2004


                               KEY COMPONENTS, LLC
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                    333-58675                 04-3425424
           --------                    ---------             -----------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION             (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)           IDENTIFICATION NO.)

  200 WHITE PLAINS ROAD, TARRYTOWN, NY                            10591
  ------------------------------------                            -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (914) 332-8088
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                          KEY COMPONENTS FINANCE CORP.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     333-58675              14-1805946
           --------                     ---------             ----------
(STATE OR OTHER JURISDICTION OF        (COMMISSION           (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)        IDENTIFICATION NO.)

  200 WHITE PLAINS ROAD, TARRYTOWN, NY                          10591
  ------------------------------------                          -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                                 (914) 332-8088
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 15, 2004, Key Components, LLC and Key Components Finance Corp. issued a press release announcing the financial results of Key Components LLC for the nine and three months ended September 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       (a) Financial Statements of Businesses Acquired - None
       (b) Pro Forma Financial Information - None
       (c) Exhibits


EXHIBIT NO.      DESCRIPTION
-----------      -----------

99.1             Press release issued on November 15, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2004


                                          KEY COMPONENTS, LLC



                                           BY: /S/ ROBERT B. KAY
                                                ---------------------
                                           Name: Robert B. Kay
                                           Title: President


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2004


                                         KEY COMPONENTS FINANCE CORP.



                                           BY: /S/ ROBERT B. KAY
                                               ---------------------
                                           Name:  Robert B. Kay
                                           Title:  President




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